SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                               OF THE LISTED FUND:

                                -----------------

                          DWS International Equity Fund

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), the fund's investment advisor, has proposed the conversion of shares of DWS International Equity Fund (the "Fund") to shares of DWS International Fund as part of the Advisor's initiative to restructure and streamline the DWS family of funds. After careful consideration, the Fund's Board authorized submitting the proposal to shareholders for approval.

Completion of the conversion is subject to a number of conditions, including approval by shareholders of the Fund at a shareholder meeting currently scheduled for April 18, 2007. Prior to the shareholder meeting, shareholders of the Fund will receive (i) a Prospectus/Proxy Statement describing in detail the proposed conversion and summarizing the Board's considerations in recommending that shareholders approve the conversion, (ii) a proxy card(s) and instructions on how to submit a vote and (iii) a Prospectus for DWS International Fund.

In the event the proposed conversion is approved by shareholders, the Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund following shareholder approval of the conversion.

You may continue to purchase fund shares following shareholder approval through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time on or about April 18, 2007, or such later date as shareholder approval may occur, if you are:

o  a current fund shareholder; or

o a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.




                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

March 16, 2007
DIEF-3604

New accounts may be opened for:

o transfers of shares from existing accounts in this fund (including IRA rollovers);

o officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

o any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP Inc. under an alliance with DWS Scudder Distributors, Inc. ("DWS-SDI") ("Flex Plans");

o any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of April 18, 2007;

o purchases through any comprehensive or "wrap" fee program or other fee based program; or

o accounts managed by DIMA, any advisory products offered by DIMA or DWS-SDI and for the Portfolios of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of April 18, 2007. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges into the Fund will not be permitted unless the exchange is being made into an existing fund account.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Fund shares.









               Please Retain This Supplement for Future Reference


March 16, 2007
DIEF-3604